Exhibit (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Securities Trust on Form N-1A (“Registration Statement”) of our report dated February 26, 2014, relating to the financial statements and financial highlights which appears in the December 31, 2013 Annual Report to the Shareholders of DWS Communications Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Securities Trust on Form N-1A (“Registration Statement”) of our report dated February 26, 2014, relating to the financial statements and financial highlights which appears in the December 31, 2013 Annual Report to the Shareholders of DWS RREEF Real Estate Securities Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Securities Trust on Form N-1A (“Registration Statement”) of our report dated February 26, 2014, relating to the financial statements and financial highlights which appears in the December 31, 2013 Annual Report to the Shareholders of DWS RREEF Real Estate Securities Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Securities Trust on Form N-1A (“Registration Statement”) of our report dated February 26, 2014, relating to the financial statements and financial highlights which appears in the December 31, 2013 Annual Report to the Shareholders of DWS RREEF Global Real Estate Securities Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2014